 Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K of Thrive World Wide, Inc. for the fiscal year ending September 30, 2011, I, Wendy Borow-Johnson, Chief Executive Officer, Chief Financial Officer and Principle Accounting Officer of Thrive World Wide, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.       Such Annual Report on Form 10-K for the fiscal year ending September 30, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in such Annual Report on Form 10-K for the fiscal year ending September 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of Thrive World Wide, Inc.

Date: January 24, 2012
/s/ Wendy Borow-Johnson
Wendy Borow-Johnson, Chief Executive Officer, Chief
Financial Officer and Principle Accounting Officer